Exhibit 32 (a)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of MSW Energy Holdings II LLC, (the “Company”) on Form 10-Q for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), we, Anthony J. Orlando, Chief Executive Officer and President of the Company, and Craig D. Abolt, Senior Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to each of their knowledge:
          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anthony J. Orlando	/s/ Craig D. Abolt

Anthony J. Orlando	Craig D. Abolt
Chief Executive Officer and President	Senior Vice President and
August 15, 2005	Chief Financial Officer
August 15, 2005